Exhibit 10.1
EXECUTION VERSION
TENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of October 8, 2010, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower, as Guarantors, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of October 25, 2006 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated March 12, 2007, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 26, 2007, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 22, 2007, as further amended by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2008, as further amended by that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of October 21, 2008, as further amended by that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of December 11, 2008, as further amended by that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of March 27, 2009, as further amended by that certain Eighth Amendment to Third Amended and Restated Credit Agreement dated as of September 30, 2009, as further amended by that certain Ninth Amendment to Third Amended and Restated Credit Agreement dated as of March 30, 2010, and as further amended, modified and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders made a revolving credit facility available to Borrower; and
     WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement as provided herein, and Administrative Agent and the Lenders have agreed to do so on and subject to the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement.
     2.1 Additional Definition. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definition in appropriate alphabetical order:
     “Tenth Amendment Effective Date” means October 8, 2010.
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

     2.2 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their respective entireties to read as follows:
     “Aggregate Commitment” means the amount equal to the lesser of (i) the Maximum Facility Amount and (ii) the Borrowing Base then in effect; provided that notwithstanding anything to the contrary contained herein or in any other Loan Document, effective as of the Tenth Amendment Effective Date, the Aggregate Commitment shall be equal to $1,250,000,000 until such time as the Aggregate Commitment is reduced or increased pursuant to the terms of this Agreement. The Aggregate Commitment may be reduced or increased pursuant to Section 2.02 and Section 2.03; provided that in no event shall the Aggregate Commitment exceed the Borrowing Base. If at any time the Borrowing Base is reduced below the Aggregate Commitment in effect prior to such reduction, the Aggregate Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time.
     “Indenture” means, collectively, (i) that certain Indenture dated March 9, 2005, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and J.P. Morgan Trust Company, National Association, as amended or supplemented from time to time as permitted under the terms hereof, (ii) that certain Indenture dated May 23, 2006, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and J.P. Morgan Trust Company, National Association, as amended or supplemented from time to time as permitted under the terms hereof, (iii) that certain Indenture dated September 28, 2007, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof, (iv) that certain Indenture dated May 6, 2008, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof, (v) that certain Indenture dated May 14, 2009, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof and (vi) that certain Indenture dated August 12, 2010, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof.
     “Senior Subordinated Notes” means (i) the 6 3/8% Senior Subordinated Notes due 2015, issued pursuant to the Indenture, (ii) the 7 1/2% Senior Subordinated Notes due 2016, issued pursuant to the Indenture, (iii) the 7 1/2% Senior Subordinated Notes due 2017, issued pursuant to the Indenture, (iv) the 7 1/4% Senior Subordinated Notes due 2018, issued pursuant to the Indenture, (v) the 8.0% Senior Subordinated Notes due 2019, issued pursuant to the Indenture, (vi) the 6 3/4% Senior Subordinated
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

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Notes due 2020, issued pursuant to the Indenture and (vii) additional senior unsecured subordinated notes issued after the Tenth Amendment Effective Date and prior to May 1, 2011; provided that (a) the terms of such Senior Subordinated Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (b) the covenant, default and remedy provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more restrictive, taken as a whole, than those set forth in this Agreement, (c) the mandatory prepayment, repurchase and redemption provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement, and (d) the subordination provisions set forth in such Senior Subordinated Notes are at least as favorable to the Secured Parties as the subordination provisions set forth in the Indenture.
     “Senior Unsecured Notes” means senior unsecured notes issued after the Tenth Amendment Effective Date and prior to May 1, 2011; provided that (i) the terms of such Senior Unsecured Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (ii) the covenant, default and remedy provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more restrictive, taken as a whole, than those set forth in this Agreement and (iii) the mandatory prepayment, repurchase and redemption provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement.
     2.3 Indebtedness. Section 7.01(h) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (h) unsecured Indebtedness under the Senior Notes in an aggregate principal amount not exceeding $2,100,000,000 at any time outstanding and extensions, renewals, replacements and refinancings of any such Indebtedness that is unsecured and does not cause the aggregate principal amount of the Senior Notes to exceed the maximum principal amount permitted under this clause (h) as of the date of such extension, renewal, replacement or refinancing; and
     3. Reaffirmation of Borrowing Base and Aggregate Commitment. This Amendment shall constitute a notice of reaffirmation of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and Administrative Agent hereby notifies Borrower that, as of the Tenth Amendment Effective Date, the Borrowing Base shall continue to be $1,500,000,000 until the next Redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement. Additionally, notwithstanding anything to the contrary contained in the Credit Agreement or any
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

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other Loan Document, effective as of the Tenth Amendment Effective Date, the Aggregate Commitment shall continue to be $1,250,000,000 until such time as the Aggregate Commitment is reduced or increased pursuant to the terms of the Credit Agreement.
     4. Binding Effect. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower, the Guarantors and the Lenders.
     5. Tenth Amendment Effective Date. This Amendment (including the amendments to the Credit Agreement contained in Section 2 of this Amendment) shall be effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof.
     6. Conditions Precedent. The obligations of Administrative Agent and the Lenders under this Amendment shall be subject to the following conditions precedent:
          (a) Execution and Delivery. Borrower, each Guarantor, and the Lenders (or at least the required percentage thereof) shall have executed and delivered this Amendment and each other required document to Administrative Agent, all in form and substance satisfactory to the Administrative Agent.
          (b) No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.
          (c) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     7. Representations and Warranties. Each Credit Party hereby represents and warrants that (a) except to the extent that any such representations and warranties expressly relate to an earlier date, all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, (b) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or partnership action required on its part, and this Amendment and the Credit Agreement are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as their enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and (c) no Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.
     8. Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

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     9. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart to this Amendment by facsimile or other electronic means shall be effective as delivery of manually executed counterparts of this Amendment.
     10. Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     11. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.
     12. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Texas.
     13. Guarantors. The Guarantors hereby consent to the execution of this Amendment by the Borrower and reaffirm their guarantees of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Credit Agreement the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.
[Signature Page Follows]
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

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     IN WITNESS WHEREOF, the parties have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWER:

RANGE RESOURCES CORPORATION

By:	/s/ Roger S. Manny Roger S. Manny, Executive Vice President

GUARANTORS:

AMERICAN ENERGY SYSTEMS, LLC
ENERGY ASSETS OPERATING COMPANY, LLC
RANGE ENERGY SERVICES COMPANY, LLC
RANGER GATHERING & PROCESSING COMPANY, LLC
RANGE OPERATING NEW MEXICO, LLC
RANGE PRODUCTION COMPANY
RANGE RESOURCES — APPALACHIA, LLC
RANGE RESOURCES — MIDCONTINENT, LLC
RANGE RESOURCES — PINE MOUNTAIN, INC.
RANGE TEXAS PRODUCTION, LLC

By:	/s/ Roger S. Manny Roger S. Manny, Executive Vice President
of all of the foregoing Guarantors

OIL & GAS TITLE ABSTRACTING, LLC

By:	/s/ Dori A. Ginn Dori A. Ginn, Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

By:	/s/ Kimberly A. Bourgeois Kimberly A. Bourgeois, Senior Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF SCOTLAND plc, as a Lender

By: Name:	/s/ Julia R. Franklin Julia R. Franklin
Title:	Assistant Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK (f/k/a Calyon New York
Branch), as a Syndicated Agent and a Lender

By: Name:	/s/ Tom Byargeon Tom Byargeon
Title:	Managing Director

By: Name:	/s / Sharada Manne Sharada Manne
Title:	Director
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

COMPASS BANK, as a Lender

By: Name:	/s/ Spencer Stasney Spencer Stasney
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as a Documentation
Agent and a Lender

By: Name:	/s/ Jeffrey H. Rathkamp Jeffrey H. Rathkamp
Title:	Managing Director
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BNP Paribas, as a Documentation Agent and a Lender

By: Name:	/s/ Richard Hawthorne Richard Hawthorne
Title:	Director

By: Name:	/s/ Juan Carlos Sandoval Juan Carlos Sandoval
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

NATIXIS (formerly Natexis Banques Populaires), as a Lender

By: Name:	/s/ Liana Tchernysheva Liana Tchernysheva
Title:	Director

By: Name:	/s/ Louis P. Laville, III Louis P. Laville, III
Title:	Managing Director
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

COMERICA BANK, as a Lender

By: Name:	/s/ James A. Morgan James A. Morgan
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CAPITAL ONE, N.A. (f/k/a Hibernia National
Bank), as a Lender

By: Name:	/s/ Nancy M. Mak Nancy M. Mak
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

AMEGY BANK N.A. (f/k/a Southwest Bank of
Texas N.A.), as a Lender

By: Name:	/s/ Charles W. Patterson Charles W. Patterson
Title:	Senior Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BMO CAPITAL MARKETS FINANCING, INC.
(f/k/a Harris Nesbitt Financing, Inc.),
as a Syndication Agent and a Lender

By: Name:	/s/ James V. Ducote James V. Ducote
Title:	Director
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: Name:	/s/ Todd Coker Todd Coker
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

WELLS FARGO BANK, NATIONAL
ASSOCIATION (successor in interest by merger to
Wachovia Bank, National Association), as a Lender

By: Name:	/s/ David C. Brooks David C. Brooks
Title:	Director
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

UNION BANK, N.A. (f/k/a Union Bank of
California, N.A.), as a Lender

By: Name:	/s/ Alison Fuqua Alison Fuqua
Title:	Vice President

By: Name:	/s/ Whitney Randolph Whitney Randolph
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By: Name:	/s/ Marc Graham Marc Graham
Title:	Director
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

THE FROST NATIONAL BANK, as a Lender

By: Name:	/s/ Alex Zemkoski Alex Zemkoski
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CITIBANK, N.A., as a Lender

By: Name:	/s/ John F. Miller John F. Miller
Title:	Attorney-in-fact
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CREDIT SUISSE AG, Cayman Islands Branch
(f/k/a Credit Suisse, Cayman Islands Branch),
as a Lender

By: Name:	/s/ Nupur Kumar Nupur Kumar
Title:	Vice President

By: Name:	/s/ Kevin Buddhdew Kevin Buddhdew
Title:	Associate
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

SUNTRUST BANK, as a Lender

By: Name:	/s/ Gregory C. Magnuson Gregory C. Magnuson
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender

By: Name:	/s/ Cameron Null Cameron Null
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: Name:	/s/ Daria Mahoney Daria Mahoney
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a Lender

By: Name:	/s/ Enrique Landaeta Enrique Landaeta
Title:	Vice President

By: Name:	/s/ Erin Morrissey Erin Morrissey
Title:	Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

STERLING BANK, as a Lender

By: Name:	/s/ Jeff Forbis Jeff Forbis
Title:	Senior Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BARCLAYS BANK PLC,
as a Lender

By: Name:	/s/ Ann E. Sutton Ann E. Sutton
Title:	Director
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

ROYAL BANK OF CANADA,
as a Lender

By: Name:	/s/ Don J. McKinnerney Don J. McKinnerney
Title:	Authorized Signatory
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF TEXAS, N.A.,
as a Lender

By: Name:	/s/ Mynan C. Feldman Mynan C. Feldman
Title:	Senior Vice President
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page